Exhibit 10.03

Execution Copy

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

FOURTH AMENDMENT TO THE

VIDEO ON DEMAND LICENSE AGREEMENT

This Fourth Amendment, effective (except as set forth herein) as of this 10th day of October, 2011 (“Amendment Effective Date”) hereby amends the Video on Demand License Agreement regarding carriage of motion pictures on a “video on demand” basis that was entered into by and between NEW FRONTIER MEDIA, INC. a Colorado Corporation (“Licensor”) and TIME WARNER CABLE INC. (f/k/a Time Warner Cable, a division of Time Warner Entertainment Company, L.P., a Delaware partnership) (“TWC”) as of the 13th day of March, 2000, as previously amended (the “Agreement”).

Licensor and TWC hereby agree as follows:

1.                                       Term.  Section 2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“The term of this Agreement shall commence as of the March 13, 2000 and the parties acknowledge that the Agreement is in effect as for all periods from such date through the Amendment Effective Date.  The Agreement shall be extended for five (5) years from the Amendment Effective Date (i.e. through October 10, 2016) (such five year period, the “Initial Renewal Term”), and shall automatically renew thereafter on an annual basis (each such year a “Additional Renewal Period”) (the existing term, along with Initial Renewal Term and any Additional Renewal Period(s) together, the “Term”).  Either party may terminate this Agreement as of the end of the Initial Renewal Term or the end of the then-current Additional Renewal Period for any or no reason by giving written notice to the other party at least ninety (90) days prior to (as applicable) the last day of the Initial Renewal Term or any Additional Renewal Period.”

2.                                       In addition to the full-length Adult Feature Films and Gay Films, Licensor shall deliver to TWC pursuant to the delivery procedures set forth in the Agreement, Programs known as “Short Clips” which Programs shall generally be twenty (20) minutes to thirty (30) minutes in length and otherwise consistent in content with the content provided as Adult Feature Films or Gay Films, respectively.

3.                                       Fees.  Section 5(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

TWC shall pay a License fee (the “Licenses Fee”) for each Buy of a [***] as follows:

(a)          With respect to any Buy of [***], any [***], or any [***], [***] for such Buy;

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

(b)         With respect to any Buy of [***], the greater of: (i) [***] for such Buy; and (ii) [***]; and

(c)          With respect to any Buy of [***], the greater of: (i) [***] for such Buy; and (ii) [***].

(d)         With respect to any Buy of [***], the greater of: (i) [***] for such Buy; and (ii) [***]; and with respect to any Buy of [***], the greater of: (i) [***] for such Buy; and (ii) [***].

TWC shall, in its sole discretion, determine [***] to Subscribers for Buys.

4.                                       Notwithstanding anything to the contrary in the Agreement, if requested by TWC in writing, Licensor shall deliver [***] and [***] in the [***] edit standard as such standard is set forth on Exhibit A hereto.

5.                                       [***] Costs.  The parties acknowledge and agree that the Fees set forth above shall be effective as of September 1, 2010 with respect to [***] and as of the Amendment Effective Date with respect to [***].  TWC shall reimburse Licensor for [***] until such date as TWC begins distribution [***].  After [***], Licensor shall [***] for VOD content delivered under this Agreement.   To the extent required by the foregoing, TWC shall reimburse Licensor for [***] within [***] of TWC’s receipt of an invoice from Licensor that is supported by appropriate documentation of such expense.

6.                                       [***].  Until such time during the Term as TWC notifies Licensor otherwise, Licensor shall deliver to TWC Cable Systems [***] of [***] portraying [***] that comply with the [***] editing standard (or such other editing standard as agreed to in writing by TWC) (as set forth on Exhibit A), to be refreshed [***].  TWC shall reimburse Licensor for [***] unless and until Licensor delivers such films to any other distributor in the same editing standard as is then-accepted by [***].

7.                                       Payments; Reports.  Section 6(b) of the Agreement is hereby modified by adding “by Program type” after the phrase “Such statement shall include, without limitation, the number of Buys.”

8.                                       General Movies.  The parties agree that they have been operating under the following additional terms that pertain to certain mainstream Movie Programs, which terms shall be deemed to amend the Agreement effective as of January 1, 2009, and which terms shall remain in effect throughout the remainder of the Term, except as amended hereby:

(a)          Programs.  Section 4(a) of the Agreement is hereby modified by adding “and [***] Movies in standard definition and, if available, in high

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

definition” after the phrase “[***] Thrillers” in the first sentence of such Section.

(b)         Programs.  The following shall be added as a new Section 4(f) to the Agreement: “The Programs known as “Movies” shall mean general release films with MPAA ratings of G, PG, PG-13 or R that are licensed or owned by Licensor’s affiliate, MRG or one of its affiliates.  “Movies” shall include “New Releases” and “Library Titles” which shall be further defined as follows: “New Releases” are those Movies that are [***]; and “Library Titles” are those Movies that are [***].  Each Movie shall be made available for exhibition to Subscribers for a period of [***] from the first scheduled pitch date as provided to TWC by Licensor.  TWC shall not be obligated to offer any Movies in [***].  Sections 4(b) through 4(f) shall not apply to Movies.”

(c)          Payments; Reports.  Section 6(b) of the Agreement is hereby modified by adding “Movies” after the phrase “Such statement shall include, without limitation, the number of Buys during the relevant [***] of all Events, Thrillers”.

(d)         Definitions.  Section 1(c) of the Agreement (the definition of “Program”) is hereby modified by adding “, Movie” after the phrase “Adult Feature Film”.

9.                                       Licensor represents, warrants and covenants that, throughout the Term, (i) there shall be no “minor” (as such term is most liberally construed pursuant to the laws of any state) appearing in any of the Programs or other programming provided to TWC hereunder; (ii) with respect to all Programs and any other programming provided to TWC hereunder, Licensor and each producer of such programming shall be in compliance all respects with the requirements of the Child Protection and Obscenity Enforcement Act of 1988, 18 U.S.C. §2257, as amended by the Child Protection Restoration and Penalties Enhancement Act of 1990, 28 C.F.R. Part 75 (and as such statues may be subsequently amended), and all rules and regulations promulgated thereunder (collectively, the “CPOEA”), including without limitation the record keeping requirements thereof; and (iii) Licensor shall maintain complete and accurate copies of all records required to be kept pursuant to the CPOEA by each producer of any programming contained in the Services, and shall provide copies of such records to TWC upon request.

10.                                 All of the terms and conditions set forth in the Agreement shall remain in full force and effect, except to the extent that such terms and conditions are modified by or in conflict with the provisions of this Fourth Amendment, in which case the provisions of this Fourth Amendment shall prevail.  Subject to the foregoing, this Third Amendment and the Agreement (including all other amendments, addenda, schedules and exhibits

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

thereto) shall be deemed one and the same document, and references in the Agreement to the “Agreement” shall be deemed to refer to the Agreement as amended by this Fourth Amendment.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

ACCEPTED AND AGREED as of the Amendment Effective Date set forth above:

TIME WARNER CABLE INC.		NEW FRONTIER MEDIA, INC.

By:	/s/ Melinda C. Witmer	By:	/s/ Michael Wiener
Name:	Melinda C. Witmer	Name:	Michael Wiener
Title:	EVP & Chief Programming Officer	Title:	CEO

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT A

ADULT CONTENT COMPARISON CHART

[***]

[Table Illustrating Differences between Editing Standards Omitted.]